                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

  As independent public accountants, we hereby consent to the use of our report dated March 15, 2000 included herein and to all references to our Firm included in this Form 8-K dated July 26, 2000.

/s/ Janover Rubinroit, LLC
Janover Rubinroit, LLC

Garden City, New York
August 7, 2000